MERRILL LYNCH
FLORIDA MUNICIPAL
BOND FUND













FUND LOGO













Semi-Annual Report

January 31, 1997

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863












This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

TO OUR SHAREHOLDERS



The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, our strategy was to remain flexible given the increased volatility in the bond market. The everchanging perception on the state of the economy, and the need for monetary tightening by the Federal Reserve Board, caused large swings in interest rates over this time period. Flexibility enabled us to take advantage of market fluctuations to seek to enhance the Fund's total returns. The Fund's defensive posture at the beginning of the six-month period provided protection from the increase in bond yields through early September. At this time, we began purchasing interest rate-sensitive bonds which helped the Fund perform well in the bond market rally through the end of November.

During the six months ended January 31, 1997, long-term Florida issuance actually increased by over 37% compared to the same period a year earlier. Fortunately, investor interest in Florida tax-exempt bonds helped absorb this increase in supply. The heavy Florida supply caused yields on Florida tax-exempt bonds to become inexpensive relative to the rest of the municipal bond market, but we anticipate this relationship will reverse in the future.

Looking forward, we expect to maintain a constructive posture for the Fund until the economy shows signs of accelerating. We believe the economy will moderate in the first half of 1997, with the possibility of reaccelerating at the end of the year, at which time the Federal Reserve Board may be forced to raise short-term interest rates in an effort to control inflation.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Florida
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager


March 5, 1997




PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                         Net Asset Value          Capital Gains
Period Covered         Beginning      Ending       Distributed          Dividends Paid*     % Change**
5/31/91--12/31/91        $10.00       $10.29           --                   $0.408           + 7.14%
1992                      10.29        10.37           --                    0.734           + 8.20
1993                      10.37        10.67         $0.157                  0.831           +12.69
1994                      10.67         9.31           --                    0.538           - 7.81
1995                       9.31        10.28           --                    0.533           +16.50
1996                      10.28        10.11           --                    0.531           + 3.69
1/1/97--1/31/97           10.11        10.05           --                    0.038           - 0.12
                                                     ------                 ------
                                               Total $0.157           Total $3.613

                                                      Cumulative total return as of 1/31/97: +45.31%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                         Net Asset Value          Capital Gains
Period Covered         Beginning      Ending       Distributed          Dividends Paid*     % Change**
5/31/91--12/31/91        $10.00       $10.29           --                   $0.378           + 6.82%
1992                      10.29        10.37           --                    0.682           + 7.66
1993                      10.37        10.67         $0.157                  0.777           +12.12
1994                      10.67         9.31           --                    0.488           - 8.27
1995                       9.31        10.28           --                    0.483           +15.92
1996                      10.28        10.11           --                    0.480           + 3.17
1/1/97--1/31/97           10.11        10.05           --                    0.035           - 0.17
                                                     ------                 ------
                                               Total $0.157           Total $3.323

                                                      Cumulative total return as of 1/31/97: +41.20%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                         Net Asset Value          Capital Gains
Period Covered         Beginning      Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.48       $ 9.30           --                   $0.091           - 0.92%
1995                       9.30        10.27           --                    0.472           +15.80
1996                      10.27        10.09           --                    0.469           + 2.96
1/1/97--1/31/97           10.09        10.04           --                    0.034           - 0.08
                                                                            ------
                                                                      Total $1.066

                                                      Cumulative total return as of 1/31/97: +18.04%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (continued)


Performance Summary--Class D Shares
                         Net Asset Value          Capital Gains
Period Covered         Beginning      Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.48       $ 9.29           --                   $0.101           - 0.92%
1995                       9.29        10.27           --                    0.522           +16.52
1996                      10.27        10.10           --                    0.520           + 3.58
1/1/97--1/31/97           10.10        10.04           --                    0.038           - 0.13
                                                                            ------
                                                                      Total $1.181

                                                      Cumulative total return as of 1/31/97: +19.43%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Recent Performance Results
                                                                                12 Month    3 Month
                                               1/31/97  10/31/96    1/31/96     % Change    % Change
Class A Shares*                                 $10.05    $10.06     $10.32      -2.62%     -0.10%
Class B Shares*                                  10.05     10.06      10.32      -2.62      -0.10
Class C Shares*                                  10.04     10.04      10.31      -2.62       0.00
Class D Shares*                                  10.04     10.04      10.31      -2.62       0.00
Class A Shares--Total Return*                                                    +2.73(1)   +1.27(2)
Class B Shares--Total Return*                                                    +2.21(3)   +1.14(4)
Class C Shares--Total Return*                                                    +2.10(5)   +1.21(6)
Class D Shares--Total Return*                                                    +2.62(7)   +1.34(8)
Class A Shares--Standardized 30-day Yield         4.74%
Class B Shares--Standardized 30-day Yield         4.43%
Class C Shares--Standardized 30-day Yield         4.33%
Class D Shares--Standardized 30-day Yield         4.64%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.539 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.487 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.476 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.140 per share ordinary income dividends.



PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +3.69%         -0.46%
Five Years Ended 12/31/96                  +6.31          +5.45
Inception (5/31/91)
through 12/31/96                           +6.94          +6.16

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +3.17%         -0.77%
Five Years Ended 12/31/96                  +5.77          +5.77
Inception (5/31/91)
through 12/31/96                           +6.40          +6.40

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                        +2.96%         +1.97%
Inception (10/21/94)
through 12/31/96                           +7.89          +7.89

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +3.58%         -0.56%
Inception (10/21/94)
through 12/31/96                           +8.49          +6.49

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Florida Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                           Issue                                                    (Note 1a)

Florida--91.7%
AAA      Aaa        $ 1,095   Altamonte Springs, Florida, Health Facilities Authority, Hospital
                              Revenue Bonds (Adventist Health Systems--Sunbelt), 7% due 10/01/2014 (k)          $  1,269

NR*      Aaa          5,000   Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due
                              9/01/2027 (f)                                                                        5,122

                              Brevard County, Florida, Health Facilities Authority Revenue Bonds
                              (Wuesthoff Memorial Hospital), Series B (c):
AAA      Aaa         10,750     7.20% due 4/01/2002 (j)                                                           12,202
AAA      Aaa          1,375     Refunding, 6.90% due 4/01/2002 (k)                                                 1,516

AAA      Aaa          2,000   Brevard County, Florida, School Board Refunding Bonds, COP, Series A, 5.40%
                              due 7/01/2010 (b)                                                                    2,028

                              Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                              (Lakeside Apartments Project) (i):
AAA      NR*          1,100     6.90% due 8/01/2015                                                                1,174
AAA      NR*          1,100     7% due 2/01/2025                                                                   1,174

AAA      Aaa          4,000   Celebration Community Development District, Florida (Special Assessment),
                              6% due 5/01/2010 (c)                                                                 4,166

AAA      Aaa         12,650   Charlotte County, Florida, Health Care Facilities Revenue Bonds
                              (Bon Secours Health System), RIB, 8.36% due 8/26/2027 (g)(h)                        13,014

A+       A1          11,215   Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                              River), Series A, 6.625% due 1/01/2027                                              11,979

AAA      Aaa          3,490   Collier County, Florida, School Board, COP, 5% due 2/15/2016 (g)                     3,258

                              Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT:
NR*      Aaa            170     Series B, 7.25% due 9/01/2023 (d)                                                    178
NR*      Aaa          3,690     Series C, 7.75% due 9/01/2022 (f)                                                  3,884

AAA      Aaa          5,500   Dade County, Florida, Professional Sports Franchise Facilities, Tax
                              Revenue Bonds, 5.98%** due 10/01/2027 (c)                                              955

                              Dade County, Florida, Seaport, GO, UT:
AAA      Aaa         10,000     6.50% due 10/01/2001 (b)(j)                                                       10,940
AAA      Aaa         10,000     Refunding, 5.125% due 10/01/2021 (c)                                               9,268

AAA      Aaa         10,000   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25% due
                              10/01/2021 (e)                                                                       9,445

AAA      Aaa         12,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                              (Multi-County Program), AMT, 7% due 4/01/2028 (d)                                   12,687

BBB+     NR*          6,035   Escambia County, Florida, Health Facilities Authority, Health Facility
                              Revenue Refunding Bonds (Baptist Hospital Inc.), Series B, 6% due 10/01/2014         6,040

                              Escambia County, Florida, PCR (Champion International Corporation Project):
BBB      Baa1        11,620     AMT, 6.90% due 8/01/2022                                                          12,370
BBB      Baa1         2,500     Refunding, 6.95% due 11/01/2007                                                    2,720

NR*      Aaa          1,775   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                              3/01/2022 (f)                                                                        1,870

AAA      Aaa         10,420   Florida HFA (Maitland Club Apartments), AMT, Series B-1, 7% due
                              2/01/2035 (b)                                                                       11,042

AAA      Aaa          5,000   Florida Ports Financing Commission Revenue Bonds, AMT, 5.375% due
                              6/01/2027 (c)                                                                        4,691

AA       Aa           9,595   Florida State Board of Education, Capital Outlay, Public Education,
                              Refunding, Series A, 7.25% due 6/01/2023                                            10,521

AAA      Aaa          4,750   Florida State Division, Bond Finance Department, General Services
                              Revenue Bonds (Department of Natural Resource Preservation), Series 2000-A,
                              6.75% due 7/01/2013 (b)                                                              5,188

AAA      Aaa          4,000   Florida State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              Series A, 5% due 7/01/2016 (e)                                                       3,674


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                           Issue                                                    (Note 1a)

Florida (concluded)
A        A          $10,505   Hillsborough County, Florida, Capital Improvement Revenue Bonds
                              (County Center Project), Second Series, 6.75% due 7/01/2002 (j)                   $ 11,778

AA       Aa3          2,250   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company
                              Project), Series 91, 7.875% due 8/01/2021                                            2,572

AAA      Aaa          2,750   Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series B,
                              6.50% due 8/01/2016 (c)                                                              2,971

AAA      Aaa         10,000   Jacksonville, Florida, Sales Tax Revenue Bonds (River City Renaissance
                              Project), 5.125% due 10/01/2018 (e)                                                  9,360

AAA      Aaa          2,000   Lee County, Florida, Hospital Board of Directors, Hospital Revenue, INFLOS,
                              9.519% due 4/01/2020 (c)(h)                                                          2,275

                              Leesburg, Florida, Hospital Revenue Refunding Bonds
                              (Leesburg Regional Medical Center Project):
A-       A            6,110     Series A, 6.125% due 7/01/2018                                                     6,236
A-       A            1,515     Series B, 5.625% due 7/01/2013                                                     1,481

NR*      VMIG1++        700   Palm Beach County, Florida, Water and Sewer Revenue Bonds, VRDN, 3.75%
                              due 10/01/2011 (a)                                                                     700

AAA      Aaa          2,080   Pasco County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                              (Gross Adventist Health System--Sunbelt), 7% due 10/01/2014 (k)                      2,389

NR*      Aaa            350   Polk County, Florida, HFA, Refunding, Series A, 7.15% due 9/01/2023 (f)                367

AAA      Aaa         10,055   Port Saint Lucie, Florida, Utility Revenue Bonds, Series A, 6.30%** due
                              9/01/2021 (e)                                                                        2,327

AAA      Aaa          3,250   Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds (Allegany
                              Health System), Series A, 7% due 12/01/2015 (c)                                      3,608

AAA      Aaa         11,085   Sarasota County, Florida, Utility System Revenue Refunding Bonds, Series A,
                              5.25% due 10/01/2025 (e)                                                            10,413

AAA      Aaa          2,800   South Broward, Florida, Hospital District, Hospital Revenue Bonds, RIB,
                              Series C, 9.399% due 5/01/2001 (b)(h)(j)                                             3,378

AAA      Aaa          9,000   Sunrise, Florida, Utility System Revenue Bonds, Series A, 5.75% due
                              10/01/2026 (b)                                                                       9,013

AAA      Aaa          1,475   Tampa, Florida, Allegany Health System Revenue Bonds (Saint Joseph),
                              6.75% due 12/01/2017 (c)                                                             1,610

Puerto Rico--7.0%

                              Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, RITES, Series X (h):
A1+      Baa1         7,600     6.122% due 7/01/2004                                                               7,742
A1+      Baa1        10,000     6.222% due 7/01/2005                                                              10,137

Total Investments (Cost--$238,618)--98.7%                                                                        250,732

Other Assets Less Liabilities--1.3%                                                                                3,194
                                                                                                                --------
Net Assets--100.0%                                                                                              $253,926
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FNMA and GNMA Collateralized.
(e)FGIC Insured.
(f)GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(i)FNMA Collateralized.
(j)Prerefunded.
(k)Escrowed to Maturity.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$238,617,662) (Note 1a)                         $250,731,658
                    Cash                                                                                          47,897
                    Receivables:
                      Securities sold                                                      $  4,386,907
                      Interest                                                                3,992,247
                      Beneficial interest sold                                                  332,619        8,711,773
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                           9,375
                                                                                                            ------------
                    Total assets                                                                             259,500,703
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,692,778
                      Beneficial interest redeemed                                              386,669
                      Dividends to shareholders (Note 1f)                                       209,329
                      Investment adviser (Note 2)                                               123,044
                      Distributor (Note 2)                                                       84,721        5,496,541
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        78,169
                                                                                                            ------------
                    Total liabilities                                                                          5,574,710
                                                                                                            ------------

Net Assets:         Net assets                                                                              $253,925,993
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    473,931
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,791,894
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         62,108
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        198,568
                    Paid-in capital in excess of par                                                         260,441,235
                    Accumulated realized capital losses on investments--net (Note 5)                         (11,538,011)
                    Accumulated distributions in excess of realized capital gains--
                    net (Note 1f)                                                                             (9,617,728)
                    Unrealized appreciation on investments--net                                               12,113,996
                                                                                                            ------------
                    Net assets                                                                              $253,925,993
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $47,641,981 and 4,739,312 shares
                    of beneficial interest outstanding                                                      $      10.05
                                                                                                            ============
                    Class B--Based on net assets of $180,120,989 and 17,918,943 shares
                    of beneficial interest outstanding                                                      $      10.05
                                                                                                            ============
                    Class C--Based on net assets of $6,233,303 and 621,084 shares
                    of beneficial interest outstanding                                                      $      10.04
                                                                                                            ============
                    Class D--Based on net assets of $19,929,720 and 1,985,678 shares
                    of beneficial interest outstanding                                                      $      10.04
                                                                                                            ============


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)



Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                        January 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  7,813,507
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    720,322
                    Account maintenance and distribution fees--Class B (Note 2)                 477,173
                    Accounting services (Note 2)                                                 50,253
                    Transfer agent fees--Class B (Note 2)                                        42,113
                    Professional fees                                                            38,331
                    Printing and shareholder reports                                             22,444
                    Account maintenance and distribution fees--Class C (Note 2)                  18,980
                    Custodian fees                                                                9,228
                    Account maintenance fees--Class D (Note 2)                                    8,661
                    Transfer agent fees--Class A (Note 2)                                         8,555
                    Trustees' fees and expenses                                                   6,647
                    Registration fees (Note 1e)                                                   3,387
                    Transfer agent fees--Class D (Note 2)                                         3,134
                    Pricing fees                                                                  3,010
                    Transfer agent fees--Class C (Note 2)                                         1,470
                    Other                                                                         2,981
                                                                                           ------------
                    Total expenses                                                                             1,416,689
                                                                                                            ------------
                    Investment income--net                                                                     6,396,818
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,452,612
Unrealized          Change in unrealized appreciation on investments--net                                        471,587
Gain on                                                                                                     ------------
Investments --Net   Net Increase in Net Assets Resulting from Operations                                    $  9,321,017
(Notes 1b,                                                                                                  ============
1d & 3):


                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1997     July 31, 1996
Operations:         Investment income--net                                                 $  6,396,818     $ 13,441,614
                    Realized gain (loss) on investments--net                                  2,452,612       (2,079,595)
                    Change in unrealized appreciation on investments--net                       471,587        4,041,591
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,321,017       15,403,610
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,250,985)      (2,676,299)
(Note 1f):            Class B                                                                (4,549,465)      (9,896,005)
                      Class C                                                                  (147,649)        (181,287)
                      Class D                                                                  (448,719)        (688,023)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,396,818)     (13,441,614)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                            (11,829,119)      (7,430,883)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (8,904,920)      (5,468,887)
                    Beginning of period                                                     262,830,913      268,299,800
                                                                                           ------------     ------------
                    End of period                                                          $253,925,993     $262,830,913
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.               For the Six
                                                                     Months Ended      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                             Jan. 31, 1997   1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.94   $   9.86  $   9.88  $  10.78   $  10.66
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .27        .53       .53       .55        .59
                    Realized and unrealized gain (loss) on
                    investments--net                                       .11        .08      (.02)     (.48)       .22
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .38        .61       .51       .07        .81
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.27)      (.53)     (.53)     (.55)      (.59)
                      Realized gain on investments--net                     --         --        --        --       (.10)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.42)        --
                                                                      --------   --------  --------  -- ------  --------
                    Total dividends and distributions                     (.27)      (.53)     (.53)     (.97)      (.69)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.05   $   9.94  $   9.86  $   9.88   $  10.78
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.85%+++   6.30%     5.47%      .39%      7.98%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .69%*      .68%      .70%      .68%       .66%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .69%*      .68%      .70%      .68%       .69%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.28%*     5.30%     5.54%     5.23%      5.58%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 47,642   $ 46,765  $ 51,805  $ 69,409   $ 70,610
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.24%    162.83%   178.62%   205.94%    142.59%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.               For the Six
                                                                     Months Ended      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                             Jan. 31, 1997   1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.94   $   9.86  $   9.88  $  10.78   $  10.66
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .24        .48       .49       .49        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                       .11        .08      (.02)     (.48)       .22
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .35        .56       .47       .01        .76
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.48)     (.49)     (.49)      (.54)
                      Realized gain on investments--net                     --         --        --        --       (.10)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.42)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.48)     (.49)     (.91)      (.64)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.05   $   9.94  $   9.86  $   9.88   $  10.78
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.59%+++   5.76%     4.93%     (.11%)     7.44%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.20%*     1.18%     1.21%     1.18%      1.16%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.20%*     1.18%     1.21%     1.18%      1.20%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.77%*     4.79%     5.03%     4.73%      5.07%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $180,121   $195,097  $205,362  $224,915   $213,840
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.24%    162.83%   178.62%   205.94%    142.59%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                       Class C                        Class D
                                                              For                 For the      For               For the
                                                            the Six    For the     Period    the Six   For the    Period
The following per share data and ratios have been derived    Months      Year     Oct. 21,   Months     Year     Oct. 21,
from information provided in the financial statements.       Ended      Ended    1994++ to   Ended     Ended    1994++ to
                                                            Jan. 31,   July 31,   July 31,  Jan. 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of period   $   9.92   $   9.85   $   9.48  $   9.92  $   9.85   $   9.48
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .24        .47        .37       .26       .52        .40
                    Realized and unrealized gain on
                    investments--net                            .12        .07        .37       .12       .07        .37
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .36        .54        .74       .38       .59        .77
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                (.24)      (.47)      (.37)     (.26)     (.52)      (.40)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.04   $   9.92   $   9.85  $  10.04  $   9.92   $   9.85
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        3.64%+++   5.54%      7.92%+++  3.91%+++  6.09%      8.34%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.30%*     1.28%      1.33%*     .79%*     .78%       .81%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.67%*     4.70%      4.84%*    5.18%*    5.20%      5.39%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  6,233   $  5,738   $  1,954  $ 19,930  $ 15,231   $  9,179
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       41.24%    162.83%    178.62%    41.24%   162.83%    178.62%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $  520        $ 4,790
Class D                                $2,146        $17,287


For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $186,669 and $3,746 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $120,450,080 and $102,311,095, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 2,017,606    $12,113,996
Financial futures contracts           435,006             --
                                  -----------    -----------
Total                             $ 2,452,612    $12,113,996
                                  ===========    ===========


As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $12,113,996, of which $12,416,472 related to appreciated securities and $302,476 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $238,617,662.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $11,829,119 and $7,430,883 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                           481,093   $  4,844,566
Shares issued to shareholders
in reinvestment of dividends           50,550        506,630
                                 ------------   ------------
Total issued                          531,643      5,351,196
Shares redeemed                      (498,067)    (5,002,134)
                                 ------------   ------------
Net increase                           33,576   $    349,062
                                 ============   ============



Class A Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           430,815   $  4,316,851
Shares issued to shareholders
in reinvestment of dividends          104,910      1,050,031
                                 ------------   ------------
Total issued                          535,725      5,366,882
Shares redeemed                    (1,082,446)   (10,807,359)
                                 ------------   ------------
Net decrease                         (546,721)  $ (5,440,477)
                                 ============   ============



Class B Shares for the Six                          Dollar
Months Ended January 31, 1997         Shares        Amount

Shares sold                         1,122,841   $ 11,279,728
Shares issued to shareholders
in reinvestment of dividends          173,625      1,740,206
                                 ------------   ------------
Total issued                        1,296,466     13,019,934
Automatic conversion
of shares                             (52,047)      (521,967)
Shares redeemed                    (2,958,265)   (29,648,029)
                                 ------------   ------------
Net decrease                       (1,713,846)  $(17,150,062)
                                 ============   ============

Class B Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                         3,570,813   $ 35,905,936
Shares issued to shareholders
in reinvestment of dividends          353,333      3,535,438
                                 ------------   ------------
Total issued                        3,924,146     39,441,374
Automatic conversion
of shares                             (94,686)    (1,282,755)
Shares redeemed                    (5,018,931)   (49,984,983)
                                 ------------   ------------
Net decrease                       (1,189,471)  $(11,826,364)
                                 ============   ============



Class C Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           195,937   $  1,959,014
Shares issued to shareholders
in reinvestment of dividends            9,473         94,810
                                 ------------   ------------
Total issued                          205,410      2,053,824
Shares redeemed                      (162,629)    (1,630,933)
                                 ------------   ------------
Net increase                           42,781   $    422,891
                                 ============   ============



Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           484,696   $  4,860,354
Shares issued to shareholders
in reinvestment of dividends           11,753        117,319
                                 ------------   ------------
Total issued                          496,449      4,977,673
Shares redeemed                      (116,573)    (1,161,018)
                                 ------------   ------------
Net increase                          379,876   $  3,816,655
                                 ============   ============



Class D Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           583,492   $  5,875,267
Automatic conversion
of shares                              52,111        521,967
Shares issued to shareholders
in reinvestment of dividends           17,293        173,294
                                 ------------   ------------
Total issued                          652,896      6,570,528
Shares redeemed                      (202,190)    (2,021,538)
                                 ------------   ------------
Net increase                          450,706   $  4,548,990
                                 ============   ============



Class D Shares for the                              Dollar
Year Ended July 31, 1996              Shares        Amount

Shares sold                           808,887   $  7,797,601
Automatic conversion
of shares                              94,852      1,282,755
Shares issued to shareholders
in reinvestment of dividends           32,096        320,506
                                 ------------   ------------
Total issued                          935,835      9,400,862
Shares redeemed                      (332,993)    (3,381,559)
                                 ------------   ------------
Net increase                          602,842    $ 6,019,303
                                 ============    ===========


5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a capital loss carryforward of approximately $21,109,000, of which $18,833,000 expires in 2003 and $2,276,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.